Prepaid Expenses and Other Assets, Net	6 Months Ended
Sep. 30, 2025
Prepaid Expenses and Other Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER ASSETS, NET

NOTE 6 – PREPAID EXPENSES AND OTHER ASSETS, NET

Prepaid expenses and other assets, net consisted of the following:

	September 30, 2025	March 31, 2025
Deposits (1)	$1,153,019	$1,289,233
Consumption tax receivable (2)	2,011,005	1,356,687
Income tax receivable (3)	-	1,521,706
Other receivables (4)	2,416,180	2,345,069
Advance to suppliers (5)	7,862,200	8,475,048
Prepaid expenses and others	236,443	347,150
Allowance for credit losses	(15,206)	(14,974)
Subtotal	13,663,641	15,319,919
Less: prepaid expenses and other current assets, net	(12,020,659)	(13,542,183)
Long-term prepaid expenses and other non-current assets, net	$1,642,982	$1,777,736

(1)	Deposits primarily include security deposits paid to landlords for the Company’s retail stores and distribution centers as well as security deposits paid to the Company’s suppliers and to third-party platform operators for the operations of online stores.

(2)	Consumption tax receivable is the consumption tax the Company is eligible to be received from the tax authorities for excess input consumption tax (See note (b) - tax payable).

(3)	Regarding the tax examination as mentioned in Note 12, the Company filed a request for review with the National Tax Tribunal on February 22, 2024, challenging the legality of the reassessment decision and the imposition of additional tax penalties issued by the Tokyo Regional Taxation Bureau. In the review request, the Company argued that the Tokyo Regional Taxation Bureau’s decision was unlawful as it was based on factual errors that contradicted objective evidence and lacked reasonable grounds, making it subject to cancellation. On February 13, 2025, the Company received a ruling from the National Tax Tribunal, dated February 12, 2025, which upheld the Company’s request and annulled the disposition. As of March 31, 2025, the income tax receivable balance was $1,521,706, which represented the net amount to be refunded by Tokyo Regional Taxation Bureau. The amount was fully received by the Company during the six months ended September 30, 2025.

(4)	Other receivables as of September 30, 2025 and March 31, 2025 included approximately $1.5 million and $1.5 million due from a third-party warehouse and logistics service provider (the “Service Provider”). The Company engaged the Service Provider for warehouse and logistics services previously; however, due to the tax examination mentioned in Note 5, the Service Provider failed to provide relevant export documents for consumption tax examination, which caused the additional consumption tax to be paid to the tax authority by the Company. As a result, the Company terminated its warehouse and logistics services, and the unutilized service fees will be repaid by the Service Provider. As of September 30, 2025 and March 31, 2025, the Company provided an allowance for credit loss of $15,070 and $14,841 for the receivable from the Service Provider according to the Company’s accounting policy based on its best estimates.

(5)	Advances to suppliers consist of mainly payments to suppliers for products that have not been received. The Company entered into a sales agreement with a wholesale customer and received advance payment of $7.0 million during the fiscal year ended March 31, 2025. In order to fulfill the sales agreement, the Company made advance payments to its suppliers to secure the products. The delivery of the products to the wholesale customer has been postponed due to the delay in payment of second instalment from the customer. The Company is currently actively communicating with the customer for payment.